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                                                                   EX-99.(d)(1)

                                  SCHEDULE A

                         WELLS FARGO FUNDS MANAGEMENT
                         INVESTMENT ADVISORY AGREEMENT
                           WELLS FARGO MASTER TRUST

                                                  Advisory Fee (as a % of
             Master Trust Portfolios              Average Daily Net Assets)
             -----------------------              -------------------------
             C&B Large Cap Value Portfolio        First 500M      0.75
                                                  Next  500M      0.70
                                                  Next  2B        0.65
                                                  Next  2B        0.625
                                                  Over  5B        0.60

             Disciplined Growth Portfolio         First 500M      0.75
                                                  Next  500M      0.70
                                                  Next  2B        0.65
                                                  Next  2B        0.625
                                                  Over  5B        0.60

             Diversified Fixed Income Portfolio   First 1B        0.30
                                                  Next  4B        0.275
                                                  Over  5B        0.25

             Diversified Stock Portfolio          First 1B        0.35
                                                  Next  4B        0.325
                                                  Over  5B        0.30

             Emerging Growth Portfolio/1/         First 500M      0.90
                                                  Next  500M      0.85
                                                  Next  2B        0.80
                                                  Next  2B        0.775
                                                  Over  5B        0.75

             Equity Income Portfolio              First 500M      0.75
                                                  Next  500M      0.70
                                                  Next  2B        0.65
                                                  Next  2B        0.625
                                                  Over  5B        0.60

             Equity Value Portfolio               First 500M      0.75
                                                  Next  500M      0.70
                                                  Next  2B        0.65
                                                  Next  2B        0.625
                                                  Over  5B        0.60

             Index Portfolio                      First 500M      0.10
                                                  Next  500M      0.10
                                                  Next  2B        0.075
                                                  Next  2B        0.075
                                                  Over  5B        0.050

             Inflation-Protected Bond Portfolio   First 500M      0.45
                                                  Next  500M      0.40
                                                  Next  2B        0.35
                                                  Next  2B        0.325
                                                  Over  5B        0.30
--------
/1/ On November 8, 2006 the Board of Trustees approved the establishment of the Emerging Growth Portfolio, which is expected to commence operations on or about January 31, 2007.

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                                                 Advisory Fee (as a % of
              Master Trust Portfolios            Average Daily Net Assets)
              -----------------------            -------------------------
              International Core Portfolio       First 500M      0.95
                                                 Next  500M      0.90
                                                 Next  2B        0.85
                                                 Next  2B        0.825
                                                 Over  5B        0.80

              International Growth Portfolio     First 500M      0.95
                                                 Next  500M      0.90
                                                 Next  2B        0.85
                                                 Next  2B        0.825
                                                 Over  5B        0.80

              International Index Portfolio      First 500M      0.35
                                                 Next  500M      0.35
                                                 Next  2B        0.325
                                                 Next  2B        0.325
                                                 Over  5B        0.30

              International Value Portfolio      First 500M      0.95
                                                 Next  500M      0.90
                                                 Next  2B        0.85
                                                 Next  2B        0.825
                                                 Over  5B        0.80

              Large Cap Appreciation Portfolio   First 500M      0.70
                                                 Next  500M      0.70
                                                 Next  2B        0.65
                                                 Next  2B        0.625
                                                 Over  5B        0.60

              Large Company Growth Portfolio     First 500M      0.75
                                                 Next  500M      0.70
                                                 Next  2B        0.65
                                                 Next  2B        0.625
                                                 Over  5B        0.60

              Managed Fixed Income Portfolio     First 500M      0.45
                                                 Next  500M      0.40
                                                 Next  2B        0.35
                                                 Next  2B        0.325
                                                 Over  5B        0.30

              Money Market Portfolio                             0.10

              Small Cap Index Portfolio          First 500M      0.20
                                                 Next  500M      0.20
                                                 Next  2B        0.175
                                                 Next  2B        0.175
                                                 Over  5B        0.15

              Small Company Growth Portfolio     First 500M      0.90
                                                 Next  500M      0.85
                                                 Next  2B        0.80
                                                 Next  2B        0.775
                                                 Over  5B        0.75

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                                                   Advisory Fee (as a % of
             Master Trust Portfolios               Average Daily Net Assets)
             -----------------------               -------------------------
             Small Company Value Portfolio         First 500M      0.90
                                                   Next  500M      0.85
                                                   Next  2B        0.80
                                                   Next  2B        0.775
                                                   Over  5B        0.75

             Stable Income Portfolio               First 500M      0.45
                                                   Next  500M      0.40
                                                   Next  2B        0.35
                                                   Next  2B        0.325
                                                   Over  5B        0.30

             Strategic Small Cap Value Portfolio   First 500M      0.90
                                                   Next  500M      0.85
                                                   Next  2B        0.80
                                                   Next  2B        0.775
                                                   Over  5B        0.75

             Total Return Bond Portfolio           First 500M      0.45
                                                   Next  500M      0.40
                                                   Next  2B        0.35
                                                   Next  2B        0.325
                                                   Over  5B        0.30

Most recent annual approval by the Board of Trustees: March 31, 2006 Schedule A amended: November 8, 2006